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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)       September 21, 1999
                                                 ----------------------------


                          Special Devices, Incorporated
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               (Exact name of registrant as specified in charter)



          Delaware                   0-19330                   95-3008754
-----------------------------      ------------            -------------------
(State or other jurisdiction       (Commission                (IRS employer
      of incorporation)            file number)            identification no.)



14370 White Sage Road, Moorpark, California                       93021
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  (Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code         (805) 553-1200
                                                       ------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENT.

         Effective October 1, 1999, Thomas W. Cresante will become the new Chief Executive Officer of Special Devices, Incorporated, replacing George A. Sawyer, a director of the Company who served as President and Chief Executive Officer on an interim basis. Mr. Cresante has entered into a two-year employment agreement with the Company. Mr. Sawyer, who will step down as President and Chief Executive Officer of the Company on October 1, 1999, will remain on the Board of Directors.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 1999

                                          SPECIAL DEVICES, INCORPORATED


                                          By   /s/ JOSEPH A. STROUD
                                            ----------------------------------
                                            Joseph A. Stroud
                                            Executive Vice President and Chief
                                            Financial Officer






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